UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2010

Learning Tree International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27248	95-3133814
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

1805 Library Street, Reston, VA	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 709-9119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At our 2010 Annual Meeting of Stockholders held on March 18, 2010, we submitted to our stockholders, for voting, the election of three Class III directors to serve for a three-year term expiring at our Annual Meeting of Stockholders to be held in 2013. A detailed description of this proposal is contained in our proxy statement, which was filed with the Securities and Exchange Commission on January 29, 2010. The voting results were as follows, and these directors were elected:

Directors	For	Withheld
David C. Collins	12,414,636	774,946
Eric R. Garen	12,414,616	774,966
George T. Robson	12,368,355	821,227

There were no Broker Non-votes.

The terms of office of the following directors continued after our 2010 Annual Meeting of Stockholders:

Class I Directors - term expires in 2011

Nicholas R. Schacht

Howard A. Bain III

Curtis A. Hessler

Class II Directors - term expires in 2012

W. Mathew Juechter

Stefan C. Reisenfeld

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEARNING TREE INTERNATIONAL, INC.

Dated: March 22, 2010	By:	/S/ NICHOLAS R. SCHACHT
Nicholas R. Schacht
Chief Executive Officer